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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 21, 2002
                                                          --------------



                               ILEX ONCOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                  Delaware                                    0-23413                       74-2699185
----------------------------------------------        ------------------------  ---------------------------------
(State or other jurisdiction of incorporation)        (Commission File Number)  (IRS Employer Identification No.)


        4545 Horizon Hill Blvd., San Antonio, Texas                                           78229
        -------------------------------------------                                         ----------
         (Address of principal executive offices)                                           (Zip Code)
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Registrant's telephone number, including area code: (210) 949-8200




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 21, 2002, the Board of Directors of ILEX Oncology, Inc. (the "Company")and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of E&Y is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held on May 23, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 25, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 16   Letter From Arthur Andersen LLP to the       Filed with
                      Securities and Exchange Commission          this document
                      dated March 25, 2002.


                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ILEX ONCOLOGY, INC.



                                         By /s/ MICHAEL T. DWYER
                                            -----------------------------------
                                            Michael T. Dwyer
                                            Executive Vice President, Chief
                                              Financial Officer
Dated March 25, 2002


                                       3
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                                 EXHIBIT INDEX

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

EXHIBIT
NUMBER                 DESCRIPTION
------                 -----------
Exhibit 16   Letter From Arthur Andersen LLP to the       Filed with
             Securities and Exchange Commission          this document
             dated March 25, 2002.
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